                                                                   EXHIBIT 10.22
                         FORM ASSIGNMENT AND ACCEPTANCE

                       Dated ___________________________


         Reference is made to the Revolving Credit and Term Loan Agreement, dated as of _____________, ____ (the "Credit Agreement"), among _______________, a ____________ corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement) and __________________, as Agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with as therein defined.

         ______________________________________ (the "Assignor") and
_________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified on
Section 1 of Schedule 1 of the aggregate outstanding rights and obligations under the Credit Agreement, including, without limitation, such interest in the Assignor's Working Capital Commitment outstanding on the Effective Date (as hereinafter defined), the Working Capital Advances owing to the Assignor outstanding on the Effective Date (as hereinafter defined), the Term Advance owing to the Assignor outstanding on the Effective Date, and the Notes held by the Assignor. After giving effect to such sale and assignment, the Assignee's Working Capital Commitment and the amount of the Working Capital Advances and of the Term Advance owing to the Assignee will be set forth in Section 2 of
Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for a new Term Note payable to the order of the Assignee in a principal amount equal to the Term Advance purchased and a new Working Capital Note payable to the order of the Assignee in a principal amount equal to the Working Capital Commitment assumed by the Assignee pursuant hereto.

         3. The Assignee (i) confirms that it has received a copy of the Loan Documents, together with copies of the financial statements delivered to each Lender in connection therewith and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lender Office the offices set forth beneath its name on the signature pages hereof; and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are specified in
Section 2.11 of the Credit Agreement.

         4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").

         5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                   Schedule 1
                                       to
                           Assignment and Acceptance
                          Dated ______________________


Section 1.
----------
         Percentage Interest Assigned:                                                                                   ______%

Section 2.
----------
         Assignee's Working Capital Commitment:                                                                $________________

         Aggregate Outstanding Principal Amount of
           Working Capital Advances owing to
           the Assignee:                                                                                       $________________

         Outstanding Principal Amount of Term
           Advance owing to the Assignee:                                                                      $________________

         Working Capital Note payable to the order
           of the Assignee
                                    Dated:                                                                     _________________
                         Principal amount:                                                                     $________________

         Term Note payable to the order of the Assignee
                                    Dated:                                                                     _________________
                         Principal amount:                                                                     $________________

Section 3.
----------
         Effective Date:                                                                                       _________________

                                               ________________________________


                                               By:_____________________________
                                                  Title:

                                               ________________________________


                                               By:_____________________________
                                                  Title:

                                               ________________________________


                                               By:_____________________________
                                                  Title:

                                               Domestic Lending Office:

                                               ________________________________

                                               ________________________________

                                               ________________________________

                                               ________________________________

                                               Eurodollar Lending Office:

                                               ________________________________

                                               ________________________________

                                               ________________________________

                                               ________________________________
Accepted this ____________ day
of ___________________, 1996

__________________________________


By:_______________________________
   Title:

                              FORM CONSENT LETTER




_____________________________

_____________________________

_____________________________

_____________________________

_____________________________



         Re:     Assignment and Acceptance (the "Assignment and
                 Acceptance") dated _________________, 1996 between
                 ___________________________ ("Assignor") and
                 ___________________________ ("Assignee")

Ladies and Gentlemen:

Pursuant to the Assignment and Acceptance and subject to your consent, Assignor has made an assignment to Assignee (the "Assignment") of that interest in Assignor's rights under the Credit Agreement as is identified in the Assignment and Acceptance (the "Interest"). The term "Credit Agreement" means the Credit Agreement referred to in the Assignment and Acceptance. Unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

In order to induce _________________________ (the "Borrower") to grant its consent to the Assignment, the Assignee hereby represents and warrants as of the date the Assignment is effected to, and agrees with, the Borrower as follows: Assignee (i) has received a copy of the Credit Agreement and the other Loan Documents, together with such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Assignment and Acceptance; (ii) is a sophisticated purchaser and has, independently and without reliance upon the Borrower or any representations or warranties made by the Borrower, and based on such documents and information as it has deemed appropriate, made its own credit decisions in entering into the Assignment and Acceptance and purchasing the Interest; (iii) has appointed and authorized the Agent to take such action as the Agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the Lenders by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms, and hereby assumes for the benefit of the Borrower, all obligations and liabilities of the Assignor under or in connection with the Loan

Documents to the full extent as if Assignee were a Lender signatory to the Credit Agreement and the other Loan Documents to which Assignor is a party; (v) specifies as its Domestic Lending Office and Eurodollar Lending Office (and as addresses for notices) the offices set forth beneath its name on the Assignment and Acceptance; (vi) to the extent applicable, has attached hereto four original copies of each certificate or form required by the first sentence of
Section 2.11(e) of the Credit Agreement; (vii) has executed this letter and the Assignment and Acceptance in the form attached here and confirms that both do constitute the duly authorized, legal, valid and binding obligations of Assignee, enforceable in accordance with their terms; and (viii) without implying any characterization of the Interest as a "security" within the meaning of any applicable securities laws, is not acquiring the Interest with a view to, or for resale in connection with, any distribution or public offering of all or part thereof or of any interest therein in a manner which would violate applicable securities laws, provided that, this clause (viii) shall be without prejudice to Assignee's rights to effect such resale in accordance with all applicable law and the Loan Documents.

Without limiting the generality of the foregoing, Assignee specifically acknowledges and agrees that the Borrower shall not be liable to Assignee for any increased costs described in Section 2.09 of the Credit Agreement or for any Taxes or Other Taxes incurred by Assignee at any time.

By signing a copy of this letter in the space provided, the Borrower accepts the agreements of Assignee herein and consents to the purchase by Assignee of the Assignment.


_____________________________



By: _________________________
    Title:


Accepted and consenting as of
the date first above written



_____________________________



By: _________________________
    Title: